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                                                                    EXHIBIT 23.5


                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-50221) and the related Prospectus of Educational Medical, Inc. of our report dated March 13, 1998, on our audits of the financial statements of Hesser, Inc. We also consent to the reference to our firm under the caption "Experts."


                                             /s/ Coopers & Lybrand LLP



Boston, Massachusetts
June 29, 1998